UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2009

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	1-34354	Not Applicable

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
2-8 Avenue Charles de Gaulle, L-1653 Luxembourg
Grand Duchy of Luxembourg, R.C.S. Luxembourg: B 72 391
(Address of principal executive offices including Zip Code)
                  (407) 737-5419
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8

Item 1.01 Entry into a Material Definitive Agreement.
On August 10, 2009, Altisource Portfolio Solutions S.A.’s (the “Company”) spin-off from Ocwen Financial Corporation (“Ocwen”) was completed, and shares of the Company began regular trading on the NASDAQ market under the symbol “ASPS.” The spin-off was effected as a distribution by Ocwen of all of the outstanding shares of common stock of the Company to the shareholders (on an as if converted basis) of record of Ocwen as of August 4, 2009 (the “Distribution”). The shareholders of Ocwen received one share of Company common stock for every three shares of Ocwen common stock held (on an as if converted basis), and will receive cash in lieu of fractional shares.
The Distribution was effected pursuant to the Separation Agreement, dated as of August 10, 2009, between the Company and Ocwen (the “Separation Agreement”), which provides, among other things, for the principal corporate transactions required to effect the Distribution and certain other agreements governing the Company’s relationship with Ocwen after the Distribution.
A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
In connection with the Distribution, Altisource Solutions S.à r.l., a subsidiary of the Company (“Altisource Solutions”), entered into certain other agreements with Ocwen on August 10, 2009 to govern the terms of the Distribution and to define the ongoing relationship between the Company and Ocwen following the Distribution, including with respect to tax and employee-related liabilities, transition services and continuing commercial arrangements. Those agreements include:
•	Tax Matters Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•	Transition Services Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•	Employee Matters Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

•	Technology Products Services Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•	Services Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•	Data Center and Disaster Recovery Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

•	Intellectual Property Agreement, between Altisource Solutions and Ocwen, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.
A brief description of the Separation Agreement and each of the other foregoing agreements is incorporated by reference to the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) (the “Registration Statement”).
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)
Appointment of Officers
On August 10, 2009 the following actions were taken with respect to the appointment and continued employment of certain executives of the Company and as further described below under “Compensation Arrangements”:
William B. Shepro, age 40, was appointed Chief Executive Officer of the Company.
Robert D. Stiles, age 36, will continue serving as Chief Financial Officer of the Company.
Kevin J. Wilcox, age 44, was appointed Chief Administration Officer and General Counsel for the Company.
(d)
Election of Directors
Robert L. DeNormandie, age 64. Mr. DeNormandie was appointed to the Board of Altisource on August 7, 2009.  He currently serves as an Associate and is a Founding Partner of The Directors’ Office SA, a Luxembourg company (PSF-financial services, non-banking institution) which offers domiciliary and management company services to its clients. Prior to serving at The Directors’ Office, Mr. DeNormandie served as Chief Financial Officer for Pioneer Global Asset Management SPA in Milan from 2001 to 2004. From 1987 to 2001, Mr. DeNormandie was a Partner with Coopers & Lybrand/PricewaterhouseCoopers in Boston, Massachusetts where he was responsible for the design, development and operation of the US and Global Investment Management Industry Program, as well as the coordination and delivery of audit, tax and consulting services to clients worldwide. Mr. DeNormandie was admitted as a Certified Public Accountant in Massachusetts with license currently inactive. He holds a license in International Studies from the Institute for Study in International Affairs in Geneva and holds a Bachelor of Arts from Harvard College.
Timo Vättö, age 45.  Mr. Vättö was appointed to the Board of Altisource on August 7, 2009. He is the founder and owner of Vättö Management Services AG which provides independent corporate advisory services to corporations, institutional investors and private families and was founded in November 2008.   Previously, Mr. Vättö was employed by Citigroup in Switzerland and the U.S. for almost twenty years in senior client coverage and business head roles within the client franchise management and business origination functions in Corporate and Investment Banking, most recently as Head of Swiss Investment Banking.   In addition, from 2004 to 2009 Mr. Vättö served as a member of the Board of Directors, including as a member of the Audit Committee, of Citibank (Switzerland) AG, part of Citigroup’s Wealth Management Business. Mr. Vättö holds a Master of Science, Economics and Business Administration, from the University of Tampere (Finland).

(e)
Compensation Arrangements
In connection with the Company’s separation from Ocwen, (i) on August 7, 2009, the Company adopted the 2009 Equity Incentive Plan, substantially in the form previously filed as Exhibit 10.8 to the Registration Statement, and as described in detail therein, and (ii) on August 10, 2009, employment contracts between Altisource Solutions and each of Mr. Shepro, Mr. Stiles and Mr. Wilcox, substantially in the forms previously filed as Exhibits 10.9, 10.10 and 10.11 to the Registration Statement, respectively, and each as described in detail therein, became effective. A brief description of each of the foregoing is incorporated herein by reference to the Registration Statement, and each of the Exhibits to the Registration Statement referenced in clauses (i) and (ii) above are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Document

10.1	Separation Agreement, dated as of August 10, 2009, by and between Altisource Portfolio Solutions S.A. and Ocwen Financial Corporation

10.2	Tax Matters Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.3	Transition Services Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.4	Employee Matters Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.5	Technology Products Services Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.6	Services Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.7	Data Center and Disaster Recovery Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.8	Intellectual Property Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.9
Altisource Portfolio Solutions S.A. 2009 Equity Incentive Plan, dated as of August 7, 2009 (incorporated by reference from Exhibit 10.8 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

10.10	Employment Contract between Altisource Solutions S.à r.l. and William B. Shepro (incorporated by reference from Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form 10

Exhibit
No.	Document

(File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

10.11
Employment Contract between Altisource Solutions S.à r.l. and Robert D. Stiles (incorporated by reference from Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

10.12
Employment Contract between Altisource Solutions S.à r.l. and Kevin J. Wilcox (incorporated by reference from Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTISOURCE PORTFOLIO SOLUTIONS S.A. (Registrant)
Dated: August 13, 2009	By:	/s/ Robert D. Stiles
		Name:	Robert D. Stiles
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Document

10.1	Separation Agreement, dated as of August 10, 2009, by and between Altisource Portfolio Solutions S.A. and Ocwen Financial Corporation

10.2	Tax Matters Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.3	Transition Services Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.4	Employee Matters Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.5	Technology Products Services Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.6	Services Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.7	Data Center and Disaster Recovery Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.8	Intellectual Property Agreement, dated as of August 10, 2009, by and between Altisource Solutions S.à r.l. and Ocwen Financial Corporation

10.9
Altisource Portfolio Solutions S.A. 2009 Equity Incentive Plan, dated as of August 7, 2009 (incorporated by reference from Exhibit 10.8 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 001-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

10.10
Employment Contract between Altisource Solutions S.à r.l. and William B. Shepro (incorporated by reference from Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

10.11
Employment Contract between Altisource Solutions S.à r.l. and Robert D. Stiles (incorporated by reference from Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)

10.12
Employment Contract between Altisource Solutions S.à r.l. and Kevin J. Wilcox (incorporated by reference from Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form 10 (File No. 1-34354) of Altisource Portfolio Solutions S.A. filed with the Securities and Exchange Commission on June 29, 2009)